QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in this Registration Statement of Braun Consulting, Inc. on Form S-8 of our report dated February 7, 2001, appearing in the Annual Report on Form 10-K of Braun Consulting, Inc. for the year ended December 31, 2000.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Chicago, Illinois
June 7, 2001

QuickLinks

  EXHIBIT 23.1
  INDEPENDENT AUDITORS' CONSENT